UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2009

The SCO Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South 520 West
Lindon, Utah 84042
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 765-4999

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Material Events

On October 20, 2009, the United States Court of Appeals for the Tenth Circuit denied Novell, Inc.'s petitions for rehearing or for rehearing en banc of the Court's opinion issued on August 24, 2009.  In its order, with respect to the petition for rehearing en banc, the Court stated,: “As no member of the panel and no judge in regular active service on the court requested that the court be polled, that petition is also denied.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2009

THE SCO GROUP, INC.

By:	/s/ Kenneth R. Nielsen
Name:	Kenneth R. Nielsen
Title:	Chief Financial Officer